UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2025

EQT Private Equity Company LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56683	99-3903361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 45th Floor, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Management Agreement

On June 30, 2025, EQT Private Equity Company LLC (the “Company”) entered into a Management Agreement (the “Management Agreement”) with EQPE Holdings L.P., a subsidiary of the Company, and EQT Partners Inc. (the “Manager”).

A description of the Management Agreement was included under “Item 1. Business—Management Agreement” of Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025 (“Post-Effective Amendment No. 3”) . Such description is incorporated by reference herein.

The Manager is an indirect subsidiary of EQT AB.

Such summary description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Trademark License Agreement

On June 30, 2025, the Company entered into a Trademark License Agreement with EQT AB (the “Trademark License Agreement”). Pursuant to the Trademark License Agreement, EQT AB granted the Company a license to use certain trademarks and service marks subject to the terms of such agreement.

Such summary description of the Trademark License Agreement does not purport to be complete and is qualified in its entirety by reference to the Trademark License Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On June 30, 2025, the Company issued to EQT Partners Inc. a total of 40 Class H Shares of the Company at a price of $25.00 per Class H Share, for aggregate consideration of $1,000. The Class H Shares confer the right to receive any performance allocation under the A&R LLCA (as defined below).

The offer and sale of the Class H Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2025, the Company executed its Amended and Restated Limited Liability Company Agreement (the “A&R LLCA”), which amended and restated the Company’s Limited Liability Company Agreement, dated as of June 20, 2024.

A description of the A&R LLCA was included under “Item 11. Description of Registrant’s Securities to be Registered—Summary of the LLC Agreement” of Post-Effective Amendment No. 3. Such description is incorporated by reference herein.

Such summary description of the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2025, by a written consent, EQT Holdings AB, an indirect subsidiary of EQT AB and the Company’s sole Class Q Member, approved the A&R LLCA, as described under Item 5.03 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

On June 30, 2025, the Board of Directors of the Company adopted a revised share repurchase plan (the “Share Repurchase Plan”) to reflect the addition of the Company’s Class J1 Shares, Class J2 Shares, Class A-J1 Shares and Class A-J2 Shares. Pursuant to the Share Repurchase Plan, the Company’s shareholders may request that the Company repurchase all or a portion of their shares, subject to the terms and limitations contained in the Share Repurchase Plan.

The Company does not expect to make repurchases under the Share Repurchase Plan until after December 31, 2025.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement, dated as of June 30, 2025

4.1	Share Repurchase Plan

10.1	Management Agreement, between EQT Private Equity Company LLC, EQPE Holdings L.P. and EQT Partners Inc., dated as of June 30, 2025

10.2	Trademark License Agreement, between EQT Private Equity Company LLC and EQT AB, dated as of June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Private Equity Company LLC

By:	/s/ Bethany Oleynick
Name:	Bethany Oleynick
Title:	Legal Director and Secretary

Date: June 30, 2025